Income Taxes	12 Months Ended
Dec. 31, 2025
Disney Hourly Savings and Investment Plan
EBP, Tax Status [Line Items]
Income Taxes	Income Taxes
On March 26, 2018, the Company received a favorable determination letter from the Internal Revenue Service (“IRS”) indicating that the Plan qualifies under the appropriate sections of the Code and is therefore exempt from income taxes under Section 501(a) of the Code. The Plan has been amended since the March 26, 2018 favorable determination letter. However, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code.
U.S. GAAP requires the Plan Administrator to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by the IRS; however, there are currently no audits in progress.